Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Lordstown Motors Corp. (the “Company”) for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Kroll, Chief Financial Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

February 28, 2024	By: /s/ Adam Kroll
Adam Kroll
Chief Financial Officer
(Principal Financial and Accounting Officer)